SUPPLEMENT DATED MARCH 31, 1998

                     TO THE PROSPECTUS DATED MAY 1, 1997 OF

                           WEISS, PECK & GREER, L.L.C.
                                  MUTUAL FUNDS

                        WPG Government Money Market Fund
                         WPG Tax Free Money Market Fund
                      WPG Intermediate Municipal Bond Fund
                         WPG Government Securities Fund
                           WPG Growth and Income Fund
                                 WPG Tudor Fund
                     Weiss, Peck & Greer International Fund
                                 WPG Growth Fund
                          WPG Quantitative Equity Fund

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WPG GOVERNMENT SECURITIES FUND

Effective January 20, 1998, the WPG Government Securities Fund was renamed the "WPG Core Bond Fund" and is no longer offered pursuant to the attached Prospectus. To receive a copy of the WPG Core Bond Fund's prospectus, please call 1-800-223-3332. Please read the prospectus carefully before investing.


WPG TUDOR FUND AND WPG GROWTH FUND

The following disclosure replaces the description of the portfolio managers of WPG Tudor Fund and WPG Growth Fund on page 27 of the attached Prospectus:

         The portfolio manager for the WPG Tudor Fund and the WPG Growth Fund is Adam Starr. Mr. Starr, who has 20 years of investment experience, is responsible for the day-to-day management of these Funds' portfolio investments. Mr. Starr has been a managing director and research analyst for the Large Cap Growth and Small Cap Growth Divisions of WPG since 1996. Mr. Starr was an analyst and portfolio manager for the Farber Fund from 1993 to 1996. Prior to 1993, Mr. Starr was a portfolio manager and research analyst with Charter Oak Partners, and a managing director in the Research Department at First Manhattan Company.


WEISS, PECK & GREER INTERNATIONAL FUND

Hill Samuel Asset Management ("HSAM"), 10 Fleet Place, London England, serves as the investment subadviser to the Weiss, Peck & Greer International Fund. HSAM is a wholly-owned indirect subsidiary of Lloyds TSB Group plc, London, England. References in the Prospectus to Hill Samuel Investment Management and HSIM are hereby replaced with Hill Samuel Asset Management and HSAM, respectively.

The following disclosure replaces the description of the portfolio manager of Weiss, Peck & Greer International Fund on page 27 of the Prospectus:

         The portfolio manager for the Weiss, Peck & Greer International Fund is Andrew November. Mr. November has been a fund manager at HSAM since 1996, most recently on HSAM's Global Strategy Team. Prior thereto, Mr. November was a fund manager for emerging market countries at Lazard Brothers (1994-96) and a fund manager for Far East and Latin America countries at Confederation Life (1990-94).


WPG TAX FREE MONEY MARKET FUND AND WPG INTERMEDIATE MUNICIPAL BOND FUND

The following disclosure revise the description of the portfolio managers of WPG Tax Free Money Market Fund and WPG Intermediate Municipal Bond Fund on page 27 of the Prospectus:

         Arthur L. Schwarz has retired as a principal of WPG and as a co-portfolio manager of the WPG Tax Free Money Market Fund and WPG Intermediate Municipal Bond Fund effective March 31, 1998. Janet A. Fiorenza will continue to serve as the portfolio manager of the WPG Tax Free Money Market Fund and S. Blake Miller will continue to serve as the portfolio manager of the WPG Intermediate Municipal Bond Fund.